UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 30, 2008

NATUREWELL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26108	94-2901715

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West C Street, San Diego, California 92101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (619) 234-0222

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone:  (212) 930-9700
Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2008, Naturewell Incorporated (the "Company") entered into a Letter Agreement (the "Agreement") with James R. Arabia, the Company's President and Chief Executive Officer, whereby Mr. Arabia agreed to cancel all debt owed to him by the Company as of the Effective Date of the Agreement totaling $786,621 and to also terminate his employment contract dated July 1, 2004. As part of the Agreement the Company agreed to pay to Mr. Arabia $750,000 as full and final settlement of unreimbursed business expenses and other unreimbursed expenses related to loans, refinancings and debt incurred by Arabia for the benefit of the Company, and for unreinbursed medical expenses. The repayment of these expenses was made by issuing to Mr. Arabia the following notes:

    Senior Secured Note, face value $425,000, dated April 30, 2008, which accrues interest at the rate of 10% until its maturity on July 1, 2009.

    Subordinated Secured Note, face value $325,000, dated April 30, 2008, which accrues interest at the rate of 10% until its maturity on July 1, 2009.

The Company also agreed to pay Mr. Arabia consideration of $100,000 for agreeing to terminate his employment contract. The payment of this consideration was made by issuing to Mr. Arabia the following:

    Senior Secured Convertible Note, face value $45,000, dated April 30, 2008, which accrues interest at the rate of 4% until its maturity on July 1, 2012. The Company shall have the right to force the conversion of this note into common stock any time after July 1, 2010 at a conversion price of $.01.
    Subordinated Secured Convertible Note, face value $45,000, dated April 30, 2008, which accrues interest at the rate of 4% until its maturity on July 1, 2012. The Company shall have the right to force the conversion of this note into common stock any time after July 1, 2010 at a conversion price of $.02.
    100,000,000 restricted shares of the Company's regular common stock.

The parties agreed that Mr. Arabia shall be compensated in the future for his duties as Chief Executive Officer in an amount that is mutually agreeable to him and the Board of Directors.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Exhibit Number	Description

10.1	Letter Agreement by and between James R. Arabia and Naturewell Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUREWELL INCORPORATED

Date: May 6, 2008	/s/ James R. Arabia

James R. Arabia Chairman, Chief Executive Officer